UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026 (August 18, 2026)

20/20 BIOLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43128	57-2272107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15810 Gaither Road, Suite 235, Gaithersburg, MD	20877
(Address of principal executive offices)	(Zip Code)

240-453-6339
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	AIDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 18, 2026, 20/20 Biolabs, Inc. (the “Company”) held an annual meeting of stockholders of the Company (the “Annual Meeting”) via live webcast. Holders of shares of the Company’s common stock at the close of business on June 22, 2026 were entitled to vote at the Annual Meeting. As of such date, there were 12,251,198 shares of common stock outstanding and entitled to vote. A total of 4,256,837 shares of common stock were represented in person or by valid proxies at the Annual Meeting, constituting a quorum.

Stockholders voted on five proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement, dated June 23, 2026, the relevant portions of which are incorporated herein by reference. The final results for the votes cast for each proposal are set forth below, except for proposal 3 (Charter Amendment). The Company did not receive sufficient votes with respect to proposal 3 at the Annual Meeting. Accordingly, in accordance with proposal 5, the Company adjourned the Annual Meeting with respect to proposal 3 until September 16, 2026 at 10:00 a.m. Eastern Time. All stockholders may attend the adjourned meeting by visiting the same webinar portal used for the Annual Meeting at https://edge.media-server.com/mmc/go/AIDX2026AGM.

Proposal 1: The Company’s stockholders elected six directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders of the Company or until such directors shall resign, be removed or otherwise leave office. The votes regarding this proposal were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Jonathan Cohen	2,733,310	89,806	1,433,721
John G. Compton, Ph.D.	2,668,095	155,021	1,433,721
Richard M. Cohen	2,647,263	175,853	1,433,721
Prasanth Reddy	2,653,831	169,285	1,433,721
John W. Rollins	2,652,712	170,404	1,433,721
Michael A. Ross, M.D.	2,667,412	155,704	1,433,721

Proposal 2: The Company’s stockholders ratified the appointment of dbbmckennon as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
4,105,584	132,421	18,832

Proposal 4: The Company’s stockholders approved the Company’s 2026 Equity Incentive Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,183,335	573,931	65,850	1,433,721

Proposal 5: The Company’s stockholders approved the adjournment of the Annual Meeting to a later date if necessary to solicit additional proxies if there are not sufficient votes to approve any of the foregoing proposals at the time of the Annual Meeting, or any adjournment or postponement thereof. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
3,037,106	1,132,166	87,565

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2026	20/20 BIOLABS, INC.

/s/ Jonathan Cohen
	Name:	Jonathan Cohen
	Title:	Chief Executive Officer

2